TAT-14 CABLE NETWORK

                     CONSTRUCTION AND MAINTENANCE AGREEMENT






                                [GRAPHIC OMITTED]






    Certified to be a true and complete copy of the original document in the custody of Deutsche Telekom


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              Volkmar Rompke                         Carmen Bornefeld

       Deutsche Telekom AG, Friedrich-Ebert-Allee 140, 53113 Bonn, Germany


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                               TABLE OF CONTENTS

1 DEFINITIONS                                                                  2

2 BASIC PRINCIPLES                                                             6

3 CONFIGURATION                                                                6

4 PROVISION OF SEGMENTS T AND S                                                8

5 OWNERSHIP OF SEGMENTS AND ADDITIONAL PROPERTY                                9

6 ESTABLISHMENT OF THE GENERAL COMMITTEE                                       9

7 ESTABLISHMENT OF MANAGING GROUP                                             11

8 PROCUREMENT GROUP; SUPPLY CONTRACT FOR SEGMENT S                            12

9 ACQUISITION AND USE OF CAPACITY                                             13

10 EQUIPAGE                                                                   15

11 INCREASE OR DECREASE OF DESIGN CAPACITY                                    15

12 OWNERSHIP PRICING                                                          16

13 DEFINITION OF CAPITAL COSTS OF SEGMENT S                                   16

14 ALLOCATION AND BILLING OF SEGMENT S CAPITAL COSTS                          17

15 TRANSIT FACILITIES TO EXTEND TAT-14 CAPACITY                               19
   AND CONNECTION WITH INLAND SYSTEMS

16 OPERATION AND MAINTENANCE OF SEGMENTS T AND S                              20

17 OPERATION AND MAINTENANCE COSTS OF SEGMENTS
    -ALLOCATION AND BILLING                                                   23

18 USE OF SEGMENTS Tl TO T7; COSTS, ALLOCATION AND
   BILLING                                                                    23

19 KEEPING AND INSPECTION OF BOOKS                                            25

20 CURRENCY AND PLACE OF PAYMENT                                              26

21 DEFAULT OF PAYMENT                                                         27

22 LIABILITY                                                                  27

23 FORCE MAJEURE                                                              28

24 SETTLEMENT OF CLAIMS BY THE PARTIES                                        28

25 DURATION OF AGREEMENT AND REALIZATION OF ASSETS                            29


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26 RELATIONSHIP OF THE PARTIES                                                30

27 OBTAINING OF LICENSES                                                      30

28 PRIVILEGES FOR DOCUMENTS OR COMMUNICATIONS                                 30

29 CONFIDENTIALITY                                                            30

30 ASSIGNMENT OF RIGHTS AND OBLIGATIONS                                       31

31 WAIVER                                                                     32

32 COMMUNICATIONS                                                             32

33 PARAGRAPH HEADINGS, REFERENCES                                             32

34 SEVERABILITY                                                               33

35 EXECUTION OF AGREEMENT AND AMENDMENTS                                      33

36 INTERPRETATION OF THE AGREEMENT AND
   SETTLEMENT OF DISPUTES                                                     33

37 SUCCESSORS BOUND                                                           34

38 ENTIRE AGREEMENT                                                           34

39 TESTIMONIUM                                                                35










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                                    SCHEDULES

SCHEDULE A        PARTIES TO THE AGREEMENT

SCHEDULE B        VOTING INTERESTS, OWNERSHIP INTERESTS IN SEGMENT S
                  AND ALLOCATION OF CAPITAL, OPERATING AND
                  MAINTENANCE COSTS IN SEGMENTS T AND S

SCHEDULE C        SUMMARY OF ALLOCATED CAPACITY

SCHEDULE C-1      SUMMARY OF ALLOCATED CAPACITY AS ASSIGNED AT
                  THE TIME OF C&MA SIGNING

                                 ANNEXES

ANNEX 1        TERMS OF REFERENCE FOR MANAGING GROUP

ANNEX 2        TERMS OF REFERENCE FOR THE PROCUREMENT GROUP

ANNEX 3        TERMS OF REFERENCE FOR THE AR&R SUBCOMMITTEE

ANNEX 4        TERMS OF REFERENCE FOR THE F&A SUBCOMMITTEE

ANNEX 5        TERMS OF REFERENCE FOR THE CENTRAL BILLING PARTY

ANNEX 6        TERMS OF REFERENCE FOR THE NETWORK ADMINISTRATOR

ANNEX 7        SOURCE OF FINANCIAL CHARGE RATES

ANNEX 8        INITIAL OWNERSHIP PRICING MATRIX

ANNEX 9        CAPACITY STRUCTURE

ANNEX 1O       ORGANIZATION STRUCTURE

ANNEX 11       CONFIGURATION DIAGRAM










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                              TAT-14 CABLE NETWORK

                     CONSTRUCTION AND MAINTENANCE AGREEMENT

This Agreement, made and entered into this 2nd day of September 1998, hereinafter called the Effective Date, between and among the Parties signatory hereto (hereinafter collectively called "Parties" and individually called "Party"), which Parties are identified in Schedule A attached hereto and made a part hereof,


WITNESSETH:


WHEREAS, telecommunication services are being provided between and among Europe, and North America, by means of submarine cable and satellite facilities; and


WHEREAS, the Parties plan to supplement such facilities with an optical fibre submarine cable system called the TAT-14 Cable Network (hereinafter called "TAT-14") which will be used to provide telecommunication services between points in or reached via the United States of America, the United Kingdom, France, The Netherlands, Germany, Denmark and points beyond; and


WHEREAS, a Memorandum  of  Understanding  was signed on the 27th of May 1997 and amended on the 18th of November 1997 ("First Supplementary Agreement") and amended on the 27th of January, 1998 ("First Amendatory Agreement"), and amended on the 27th of January, 1998 ("Second Supplementary Agreement"), and amended on the 28th of January, 1998 ("Third Supplementary Agreement"), and amended on the 12th of May, 1998 ("Fourth Supplementary Agreement"), and amended on the 12th of May, 1998 ("Fifth Supplementary Agreement"), and amended on 18th of June, 1998 ("Sixth Supplementary Agreement"), collectively hereinafter referred to as the "MOU" establishing a framework of organization to be effective prior to the signature of this Agreement and to be superseded by it; and


WHEREAS, the parties to the MOU invited other  International  Telecommunications
     Entities to become Parties to this Agreement; and

WHEREAS, the Parties now desire to define the terms and conditions upon which TAT-14 will be engineered, provided, constructed, operated and maintained in a cost effective manner for the duration of this Agreement.

NOW, THEREFORE, the Parties, in consideration of the mutual covenants herein expressed, covenant and agree with each other as follows:






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1        DEFINITIONS


1.1      Definition of Terms


AFFILIATE


        A company in which not less than either ten percent (10%) or the highest percentage allowed by the local law, whichever is the lowest, of its voting capital is owned directly or indirectly by a Party or a company owning directly or indirectly not less than either ten (10%) or the highest percentage allowed by the local law, whichever is the lowest, of the voting capital of a Party.


AGENT


        An entity acting on behalf of a Party or a Purchaser for access to a Terminal Station which has an appropriate license to provide backhaul and access in the respective Country.


BASIC SYSTEM MODULE (BSM)


        A Basic System Module of TAT-14 shall consist of a 155,520,000 bits per second digital line section with interfaces in accordance with ITU-T Recommendations G.707 "Network Node Interface for the Synchronous Digital Hierarchy" Issue 1996 (STM-1). A Basic System Module shall contain 63 MIUs (Minimum Investment Units).


CABLE LANDING POINT


        Cable Landing Point shall be the beach joint at the respective cable landing locations or mean low watermark of ordinary spring tides line if there is no beach joint.


CABLE STATIONS


        The Cable Stations are the locations where TAT-14 is terminated and where access to other cable systems may be provided.






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CAPACITY


       Capacity shall be categorized as follows:


       (i)   Design Capacity

             The design  ring  capacity  of  Segment S of  TAT-14,  which is 640
             Gbit/s.


       (ii)  Allocated Capacity

             Number  of  Ring-MlUs  distributed  to  Parties,   based  on  their
             financial commitments at the time of signing of this Agreement, as shown in Schedule C.


       (iii) Purchased Capacity

             Capacity purchased after signing of this Agreement by a Purchase Contract.


       (iv)  Sold Capacity

             The sum of the Allocated Capacity and the Purchased Capacity.


       (v) Common Reserve Capacity (CRC)

             The difference between the Design Capacity and the Sold Capacity.


COUNTRY


      Country as used in this Agreement shall mean country, territory or place, as appropriate. For the purposes of Paragraph 15 of this Agreement the Country associated with Telia shall mean Denmark.


INTERNATIONAL TELECOMMUNICATIONS ENTITY (ITE)


      Any entity authorized or permitted under the laws of its respective Country, or another Country in which it operates, to acquire and use international transmission facilities for the provision of international telecommunications services and which is in possession of any necessary operating license to enable it to do so.


MAINTENANCE AUTHORITIES


      The Maintenance Authorities in TAT-14 shall be the Terminal Parties.






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MINIMUM INVESTMENT UNIT (MIU)


      One Ring-MIU


MOU PARTIES


      The MOU Parties are AT&T, BT, C&W, DTAG, FT, KPN, MCII, PGE, Sprint, Swisscom, Telia.


PRIVATE AGREEMENT

      An agreement to make capacity available on conditions other than on an ownership basis from a Party to another Party or to another assignee of capacity in possession of any and all requisite licenses for the provision of international telecommunications.


PURCHASER


      An assignee of capacity, including a Party, obtaining TAT-14 capacity by means of a Purchase Contract and in possession of any and all requisite licenses for the provision of international telecommunications.


PURCHASE CONTRACT


      A contract to make capacity available from the CRC on conditions other than on an ownership basis.


READY FOR CUSTOMER SERVICE (RFCS) DATE


      The Ready for Customer Service Date (hereinafter called "RFCS Date") shall be considered as the date at which the Parties agree to place TAT-14 into operation for customer service. The RFCS Date is planned to be by 15 December 2000.


READY FOR PROVISIONAL ACCEPTANCE (RFPA) DATE


      The date on which Segment S of TAT-14 is accepted by the Procurement Group on behalf of the Parties. The Ready for Provisional Acceptance Date (hereinafter called "RFPA Date") is planned to be by 31 October 2000.






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RING


      An  electrical   and/or   optical  loop  that  provides  two   independent
      bi-directional paths between two points for the same traffic.


RING-MIU


      A nominal 2 Mbps bearer, and all the additional overhead bits per second recommended by ITU-T standards for multiplexing, in a Ring configuration with the capability of bi-directional operation.


SUBSIDIARY


      A company having at least the majority of its shares owned legally or beneficially, directly or indirectly by its parent company.


SUPPLY CONTRACT


      The contract to be placed with the Supplier for the provision of Segment S of TAT-14.


SYSTEM INTERFACE


      The System Interface shall be the nominal 155,520,000 bit/s (STM-1) digital optical/electrical input/output ports, including STM-4, STM-16, and/or any other higher level, on the digital distribution frame (including the digital distribution frame itself, and any additional access equipment as shall be deemed necessary by the Managing Group, including any crossconnect equipment, and shall be regarded as the interface location where TAT-14 connects with other transmission facilities or equipment.


TERMINAL PARTIES


      The Terminal Parties are AT&T, BT, Deutsche Telekom, France Telecom, KPN, Sprint, and Telia.





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1.2      Schedules and Annexes


         The Schedules and Annexes to this Agreement, and any supplementary or amendatory agreement thereto or any Schedules and Annexes substituted therefore, shall form part of this Agreement, and any Paragraph which contains a reference to a Schedule or Annex shall be read as if the Schedule or Annex was set out at length in the body of the Paragraph itself. In the event that there is any conflict between the terms and conditions of this Agreement and the Schedules and Annexes to this Agreement, the terms and conditions of this Agreement shall prevail.


2        BASIC PRINCIPLES


2.1 Parties to this Agreement are ITEs and shall be entitled to participate in the General Committee in accordance with Paragraph 6.


2.2 A Managing Group shall be established for the purpose of supervising TAT-14. The Managing Group will consist of one representative from each of the MOU Parties and one representative from any other Party or Parties who, individually or collectively, represent 10% or more of the total voting interests specified in Schedule B. The Managing Group will take all decisions not reserved for the General Committee, which are necessary to engineer, provide, install, bring into service, operate and maintain, administer, bill and market TAT-14.


2.3 The acquisition of capacity on an ownership basis is not permitted after the Effective Date of this Agreement, at which time Schedule B will be fixed.


3        CONFIGURATION


3.1 TAT-14 is a ring system comprising two transatlantic links and terminals in the USA (two), the UK, France, the Netherlands, Germany and Denmark (as referenced in Annex 11). The cable contains four fibre pairs, each initially operating at 160 Gbit/s.


3.2 In accordance with this Agreement, TAT-14 shall be regarded as consisting of the following Segments:


         Segment S: The submarine  portion of TAT-14 as defined in Subparagraphs
         3.3 and 3.4 of this Agreement;


         Segment T1: The Sprint Cable Station at Manasquan in the United  States
                     of America;


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         Segment T2: The AT&T Cable Station at Tuckerton in the United States of
                     America,


         Segment T3: The BT Cable Station at Widemouth, the intermediate station at Pentewan and the duct between these stations, in the United Kingdom;


         Segment T4: The FT Cable Station at St. Valery-en-Caux in France;


         Segment T5: The KPN Cable Station at Katwijk in the Netherlands;


         Segment T6: The DTAG Cable Station at Norden in Germany;


         Segment T7: The Telia Cable Station at Blaabjerg in Denmark.


3.3      Segments T1 to T7 shall each consist of:

         (i) an appropriate share of the land and buildings at the specified locations for the cable landing, the Cable Station and the cable rights-of-way and ducts between a Cable Station and its respective Cable Landing Point, and an appropriate share of common services and equipment associated with and necessary for Segment S;
         (ii) interface equipment in each of the cable stations associated solely and directly with TAT-14 to operate and interface at the System Interface operating point associated solely with TAT-14; and
         (iii) an appropriate share of the test equipment (not solely associated with TAT- 14).


3.4      Segment S shall consist of the following Subsegments:


         Subsegment S:  The submarine  cable  consisting  of  four  fibre  pairs between Manasquan and Tuckerton;


         Subsegment S2: The submarine  cable  consisting  of  four  fibre  pairs between Tuckerton and Widemouth;


         Subsegment S3: The submarine  cable  consisting  of  four  fibre  pairs between Widemouth and St Valery-en-Caux;




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         Subsegment S4: The submarine  cable  consisting  of  four  fibre  pairs between St Valery-en-Caux and Katwijk;


         Subsegment S5: The submarine  cable  consisting  of  four  fibre  pairs between Katwijk and Norden;


         Subsegment S6: The submarine  cable  consisting  of  four  fibre  pairs between Norden and Blaabjerg;


         Subsegment S7: The  submarine  cable  consisting  of  four  fibre pairs between Blaabjerg and Manasquan.


3.5 Segment S shall consist of the whole of the submarine cable between the Cable Stations and shall include but shall not be limited to:

         (i) all transmission equipment, System Interface equipment, power feeding equipment and special test equipment directly associated with the submersible plant, located in the respective Cable Station;,
         (ii) the power equipment provided wholly for use with the equipment listed in (i) above;
         (iii) the transmission cable equipped with appropriate amplifiers, and joint housings between the Cable Stations including spare cable and spare amplifiers;
         (iv) the sea earth cable and electrode system or the land earth system, or an appropriate share thereof, associated with the terminal power feeding equipment in the respective Cable Stations;
         (v) all special test equipment, system supervisory and control equipment solely associated with TAT-14;
         (vi) the interconnection equipment which shall be used to groom all payload virtual containers transported by TAT-14 as required, however configured, in order to meet the internal connectivity requirements of TAT-14;


3.6 TAT-14 will operate as a SDH submarine cable system in accordance with ITU-T Recommendations G.707 Issue 1996 supporting VC12, VC3 and VC4 paths and higher order paths as defined in the System Interface.

4        PROVISION OF SEGMENTS T AND S

4.1 Each of the Segments T1 to T7 shall be provided by the Terminal Party owning that segment, as shown in Subparagraph 5.1, in accordance with the terms of Paragraph 18 of this Agreement. Segments T1 to T7 shall be provided in sufficient time to permit TAT-14 to be placed into operation by the RFPA Date.





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4.2      Segment S shall be provided  through a Supply  Contract to be placed by the Procurement Group on behalf of the Parties in accordance with Paragraph 8 of this Agreement.


5        OWNERSHIP OF SEGMENTS AND ADDITIONAL PROPERTY


5.1      Segments T1 to T7 of TAT-14 shall be owned as follows;

         (i) Segment T1 shall be owned by Sprint; (ii) Segment T2 shall be owned by AT&T;
         (iii) Segment T3 shall be owned by BT; (iv) Segment T4 shall be owned by FT; (v) Segment T5 shall be owned by KPN; (vi) Segment T6 shall be owned by DTAG;
         (vii)  Segment T7 shall be owned by Telia.


5.2 Segment S shall be owned by the Parties in common and undivided shares in the proportions set forth in Schedule B. Ownership of Segment S and voting interests, as shown in Schedule B to this Agreement, shall be based upon the financial investment of each Party.

5.3 References to any Segment in this Agreement shall be deemed to include, unless the context otherwise requires, additional property incorporated therein by agreement of the Parties. Each Segment shall be regarded as including its related spares and standby units and components, including, but not limited to, submersible amplifiers, cable lengths and terminal equipment as necessary for the operational capability of TAT-14.


6        ESTABLISHMENT OF THE GENERAL COMMITTEE


6.1 For the purpose of monitoring the provision and continued operation of TAT-14, of making key decisions as specified in this Agreement, the Parties shall, upon the signing of this Agreement, form a TAT-14 General Committee (hereinafter called the "General Committee") consisting of one representative of each of the Parties.


 6.2 At each General Committee meeting a hosting Party for the next meeting will be decided. The hosting Party for each General Committee meeting will provide the chairperson who will retain the coordination function until the next meeting.


6.3 To aid the General Committee in the performance of the duties assigned to it, pursuant to this Agreement, and to ensure flexibility and efficiency in constructing, operating, maintaining and marketing TAT-14, the General Committee immediately after signing this Agreement, shall establish the Managing Group, as set forth in Subparagraph 2.2 and Paragraph 7. The General Committee shall also


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September 2, 1998                                                        Pages 9


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         be responsible for:

         (i)    the overall supervision of the project;
         (ii)   approval of the initial budget for TAT-14;
         (iii) approval of the TAT-14 annual report submitted by the Managing Group;
         (iv)   approval of the administrative budget of the Managing Group;
         (iv) reviewing and acting on any other reports submitted by the Managing Group; and
         (v) providing a forum for approval and execution of any amendments to the C&MA in accordance with Subparagraph 35.1.


6.4 During the project implementation, the General Committee shall meet at least once a year on the call of the chairperson. After the RFCS Date, the General Committee shall meet whenever requested by the chairperson. Furthermore, the General Committee shall meet whenever it is requested by two or more Parties collectively representing at least 5 % of the total voting interests as specified in Schedule B.


6.5 In calling the General Committee meetings, the chairperson shall give at least forty-five (45) days' advance notice of each meeting together with a copy of the draft agenda. In cases of emergency, such notice period may be reduced if Parties representing at least one-third (1/3) of the total voting interests as specified in Schedule B, are in agreement.


6.6 All decisions made by the General Committee shall be subject, in the first place, to consultation among the Parties, who shall make all reasonable efforts to reach agreement with respect to matters to be decided. However, in the event agreement cannot be reached, the decision shall be carried on the basis of a vote. The vote shall be carried by a majority (more than 50 %) of the total voting interest as specified in Schedule B, unless otherwise stated in this Agreement. A member of the General Committee representing more than one Party shall separately cast the vote to which each Party he represents is entitled.


6.7 Decisions required between scheduled General Committee meetings may also be reached by correspondence, provided :

         (i) all Parties are provided with all the necessary and relevant information regarding the decision to be taken; and
         (ii) the decision taken is reduced to writing and approved by the required majority of the total voting interest as specified in Schedule B.


6.8 All decisions made by the General Committee shall be binding on all the Parties. No decisions of the General Committee shall override any provision of this Agreement.





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7        ESTABLISHMENT OF THE MANAGING GROUP


7.1 The Managing Group will consist of one representative from each MOU Party and one representative from any other Party or Parties who individually or collectively represent 10 % or more of the total voting interest as specified in Schedule B.


7.2 To aid the Managing Group in the performance of the duties assigned to it pursuant to this Agreement, the following bodies shall be formed under the direction of the Managing Group:

         (i)    a Procurement Group;
         (ii) a Capacity Assignment, Routing and Restoration Subcommittee (hereinafter called "AR&R Subcommittee");
         (iii) a Financial and Administrative Subcommittee (hereinafter called "F&A Subcommittee");
         (iv)   a Central Billing Party (hereinafter called "CBP"), and
         (v)    a Network Administrator (hereinafter called "NA").

         These bodies shall be responsible for their respective areas of interest as listed in the respective Annexes 2 to 6 of this Agreement and any other tasks designated by the Managing Group, The Managing
         Group may also appoint other groups or Subcommittees to address specific questions which may arise during the period this Agreement is in force.


7.3 The Managing Group shall act in the interest of the TAT-14 Cable Network. All decisions made by the Managing Group, in accordance with its Terms of Reference contained in Annex 1, shall be binding on all the Parties. No decisions of the Managing Group or its Subcommittees or any other group established by the Managing Group shall override any provision of this Agreement.


7.4 The Subcommittees shall meet at least once annually after the Effective Date of this Agreement and more frequently if necessary, until the RFCS Date of TAT-14 and thereafter as may be appropriate. The Chairperson shall give reasonable advance notice of each meeting, together with a copy of the draft agenda, insofar as possible at least forty-five (45) days prior to the date of the proposed meeting. The Chairperson of each Subcommittee, or a designated representative, may attend meetings of the other Subcommittees in an advisory capacity as necessary.


7.5 After the RFCS Date of TAT-14, the Managing Group shall determine whether any of its Subcommittees or any other group should remain in existence. In the event that the Managing Group determines that any of its Subcommittees, or any other group should not remain in existence, the Managing Group has the right to determine, in accordance with its Terms of Reference contained in Annex 1 of





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         this Agreement,  the manner in which the  Subcommittee's,  or any other group's responsibilities shall be reassigned.


8        PROCUREMENT GROUP; SUPPLY FOR SEGMENT S


8.1 The Procurement Group shall consist of AT&T, BT, C&W, DTAG, FT, KPN, MCII, PGE, Sprint and Telia. This group shall act on a joint but not several basis on behalf of the Parties to this Agreement and, in accordance with its Terms of Reference contained in Annex 2, shall negotiate the Supply Contract with the selected supplier (hereinafter called the "Supplier") to engineer, provide and install or to cause to be engineered, provided and installed all of Segment S of TAT-14, except for such Segment S work as may be performed by the Terminal Parties or their subcontractors.


8.2 The Procurement Group shall recommend a Supplier to the Managing Group after submission and evaluation of proposals following an open international tender. After Managing Group approval, the Procurement Group shall execute the Supply Contract.


8.3 The Procurement Group shall ensure that the Supply Contract will require the Supplier to engineer, provide and install Segment S in sufficient time to permit TAT-14 to be placed into operation by the RFCS Date. Notwithstanding that certain work of Segment S will be performed by the Terminal Parties or their subcontractors, the Supply Contract shall require the Supplier to guarantee that Segment S will conform to the technical performance requirements for TAT-14 as specified in the Supply Contract.


8.4 The Procurement Group shall ensure that the Supply Contract shall afford its designated representatives reasonable rights of access to examine, test and inspect the submarine cable, land cable, submarine cable and land cable equipment, material, supplies and installation activities. Such representatives shall provide reasonable advance notice to the relevant Terminal Party when access to any of the Segments T1 to T7 is required. The relevant Terminal Party shall have the right to have its own representatives present during such activities.


8.5 In the event that any portion of Segment S of TAT-14 fails to meet the specifications referenced in the Supply Contract for its provision, fails to provide the specified capacity, or is not engineered, provided, installed and ready in sufficient time to permit Segment S to be provisionally accepted on or before the RFPA Date, the Procurement Group shall take such action as may be necessary to exercise the rights and remedies under the terms and conditions of the Supply Contract. The Procurement Group shall also take any other actions directly against the Supplier as may be necessary to exercise any or all rights and remedies available under the Supply Contract. Such actions by the Procurement Group shall be subject to any direction deemed necessary by the Managing Group.



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


8.6 Neither the individual members of the Procurement Group, nor the Parties they represent, shall be liable to any other Party for any loss or damage sustained by reason of a Supplier's failure to perform in accordance with the terms and conditions of its Supply Contract, or as a result of Segment S of TAT-14 not meeting the RFPA Date as specified in the Supply Contract, or if TAT-14 does not perform in accordance with the technical specifications and other requirements of the Supply Contract, or TAT-14 is not integrated or placed into operation. The Parties recognize that the Procurement Group does not guarantee or warrant:

         (i)    the performance of the Supply Contract by the Supplier;
         (ii)   the performance or reliability of Segment S; or
         (iii)  that TAT-14 shall be integrated or placed into operation.


8.7 The Managing Group shall authorize the Procurement Group to implement contract variations provided that the cumulative total of all such changes to the Supply Contract does not increase the value of the Supply Contract by more than $ 50M. Any further contract variations which increase the revised budget shall be submitted to the General Committee for approval.


9        ACQUISITION AND USE OF CAPACITY


9.1 The Parties hereby acquire Allocated Capacity in the form of Ring-MlUs on an ownership basis as shown in Schedule C. After the signing of this Agreement, capacity may only be acquired through a Purchase Contract or through a Private Agreement, in accordance with this Paragraph 9.


9.2 An assignee of capacity under a Purchase Contract or Private Agreement must be either a Party or an entity in possession of any and all requisite licenses authorizing it to own, operate, acquire, sell and/or use, as appropriate, the capacity in TAT-14 for the provision of international telecommunications.


9.3 The Parties and Purchasers shall designate the Cable Stations and the amount of capacity to the NA that is planned to be activated, at some period in advance of the date of the activation, Such period would be determined by the Managing Group.


9.4 The assignment of each Party's Allocated Capacity to each Cable Station at the time of the signing of this Agreement is shown in Schedule C-1. A Party or Purchaser may move any portion of its capacity, from one Cable Station, to any other Cable Station without any increase in investment. A request for such a reassignment shall be notified to the NA at some period in advance of the date of reassignment, such period and reassignment shall be in accordance with procedures developed by the NA and approved by the Managing Group.





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




9.5 The CRC of TAT-14 shall be owned by the Parties in common and undivided shares.


9.6 The Managing Group shall establish the terms and conditions including pricing criteria for sales of capacity from the CRC. The NA shall develop procedures for sale of capacity from the CRC and a Purchase Contract for approval by the Managing Group. Following such approval, the NA shall be authorized to execute any such Purchase Contract on behalf of all the Parties. No provisions of any Purchase Contract shall override the provisions of this Agreement. The Purchase Contract price structure may be reviewed and amended if necessary, by the Managing Group


9.7 Each Party shall be compensated from the sale of capacity from the CRC under conditions set forth by the Managing Group in accordance with Schedule C.


9.8 Any Party shall be entitled to transfer any part of its Allocated Capacity through a Private Agreement. No provisions of a Private Agreement shall override the provisions of this Agreement.


9.9      Each Purchase Contract or Private Agreement shall

         (i) contain at least the same conditions on utilization of capacity as specified in Subparagraphs 9.16 and 9.17; and
         (ii) require that the entity acquiring the capacity may only further transfer its capacity under the same conditions.


9.10 Notwithstanding Subparagraph 2.3, at the discretion of the Managing Group, the distribution of capacity from the CRC may be made on a pro rata basis, in whole Ring-MlUs, in accordance with the percentages in Schedule C.


9.11 No later than three years after the TAT-14 RFCS the remaining CRC shall be distributed to the Parties on a pro rata basis in accordance with Schedule C. The Managing Group will determine the process for the sale of capacity of those Parties that do not need their pro rata distribution.


9.12 The Managing Group may authorize the utilization of the CRC for restoration of other communications systems based on appropriate terms and conditions. Parties will be refunded in accordance with Schedule B.


9.13 The Managing Group may study and negotiate the exchange or sale of a portion of the CRC with other cable systems on such basis as is deemed mutually beneficial to the Parties. The terms and conditions of such exchange or sale of capacity shall be approved by the General Committee.




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




9.14 The Managing Group may authorize occasional use of the CRC, if available, for the provision of temporary or occasional telecommunications services, including but not limited to leases to any Party or Purchaser and paid restoration of other systems, on terms and conditions to be determined by the Managing Group. The revenue from such occasional use shall be shared by the Parties in accordance with Schedule B


9.15 TAT-14 shall be capable of at least supporting payload paths of VC12, VC3 and VC4. The Parties shall have the right to access such payload paths which shall require 1, 21 and 63 contiguous MIUs respectively. Each Party will also be permitted to access its capacity ownership on defined SDH levels of its choice at a higher order in accordance with the System Interface.


9.16 The communications capability of any capacity may be optimized by the Parties or Purchasers to whom such capacity is assigned by the use of equipment which will more efficiently use such capacity, provided that the use of such equipment does not cause an interruption of, or interference to the use of any other capacity in TAT-14 or prevent the use of similar equipment by other Parties or Purchasers. Such equipment, if used, shall not constitute a part of TAT-14.


9.17 Data streams entering into and being transported by TAT-14 must be compliant with the ITU Recommendation G.707, issue 1996, in order to avoid any interruption, degradation or any other adverse effect on the performance of TAT-14 or other data streams in TAT-14. Each Party agrees that all of its capacity will comply with this obligation in respect of all capacity which is assigned to that Party. If after notification by the Maintenance Authorities, the Party responsible for such capacity does not take immediate action to prevent any further interruption, degradation or other negative influence, the Maintenance Authorities may take any reasonable action to protect the other capacity in TAT-14 including the disconnection of the capacity responsible for such interruption, degradation or adverse effect.


10.      EQUIPAGE


         Unless otherwise decided by the Managing Group, TAT-14 shall be fully equipped for 640 Gb/s to the System Interface level at the RFPA Date.


11       INCREASE OR DECREASE OF DESIGN CAPACITY


11.1 The Managing Group may decide to increase the Design Capacity. Following such a decision, the Managing Group shall develop an implementation plan for and the terms and conditions of such an increase. The proposed implementation plan and terms and conditions shall be submitted to the General Committee for approval.





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September 2, 1998                                                        Page 15

11.2 If subsequent to the RFCS Date, the Design Capacity is decreased pursuant to the agreement of the Managing Group and such decrease of the Design Capacity affects neither the routing of circuits assigned in TAT-14 nor the Sold Capacity of TAT-14, the reduction in Design Capacity will be subtracted from the CRC as determined by the Managing Group.


11.3 In the event that the capacity which TAT-14, or any Segment thereof, is capable of providing is reduced below the capacity required to support the Sold Capacity on its existing or planned routings as a result of physical deterioration, or for other reasons beyond the control of the Parties, the Managing Group shall initiate a review of the capacity routings in order to support the rerouting of such Sold Capacity. If necessary, the Managing Group may further consider changes to capacity assignments.


11.4 Financial adjustments shall be made among the Parties, as necessary, under terms and conditions recommended by the Managing Group and approved by the General Committee.


12       OWNERSHIP PRICING


12.1     The TAT-14 Initial Ownership Pricing Matrix is shown in Annex 8.

12.2 In the event that the final cost of TAT-14 is lower than the initial budget, each Party's investment shall be reduced on a pro-rata basis in accordance with Schedule B, with no change to its Allocated Capacity. If the final cost of TAT-14 is higher than the initial budget each Party's investment shall be increased on a pro-rata basis in accordance with Schedule B. Schedule C shall not be affected.


13       DEFINITION OF CAPITAL COSTS OF SEGMENT S


13.1 Capital costs of Segment S, as used in this Agreement, refers to costs incurred in engineering, providing, and constructing Segment S, or causing it to be engineered, provided, and constructed, or in laying or causing to be laid cables, amplifiers and joint housings, or in installing or causing to be installed cable system equipment, and shall include:

         (i) the costs incurred under the terms of the TAT-14 MOU as identified in the TAT-14 budget;
         (ii) those costs payable to the Supplier under the Supply Contract, and





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



         (iii) other costs incurred under the direction of the Managing Group, or the Procurement Group, and those capital costs directly incurred by the Terminal Parties, the CBP, the NA or any Party authorized by the Managing Group, which shall be fair and reasonable in amount and not included in the Supply Contract and which have been directly and reasonably incurred for the purpose of, or to be properly chargeable, in respect of such engineering, provision, construction, installation and laying of Segment S of TAT-14. Such costs shall include, but are not limited to, the costs of engineering, design, materials, manufacturing, procurement and inspection, installation, removal (with appropriate reduction for salvage), cable ship and other ship costs, route surveys, burying, testing associated with laying or installation, customs duties, taxes (except income tax imposed upon the net income of a Party), appropriate financial charges attributable to other Parties' shares of costs incurred by the Terminal Parties or any other Party authorized by the Managing Group, at the rate at which such Party generally incurred such financial charges, supervision, billing activities, overheads and insurance or a reasonable allowance in lieu of insurance, if such Party elects to carry a risk itself, being a risk against which insurance is usual or recognized or would have been reasonable. Such costs shall include costs incurred by the Parties in the holding of the Data Gathering and the General Committee meetings but excluding attendance by the Parties' representatives at such meetings. Such costs shall also include costs incurred by the Parties in holding the meetings of the Managing Group, the Procurement Group and its Working Groups and the preparation and attendance by the Parties' representatives at such meetings.


13.2 Capital costs shall exclude costs incurred by the Parties holding meetings of the AR&R Subcommittee and F&A Subcommittee established pursuant to Subparagraph 7.2 of this Agreement or the attendance by the Parties' representatives at such meetings.


13.3 Any amounts received by, or credited to, a Party or the CBP as a consequence of letters of guarantee, liquidated damages, or other similar amounts resulting from the failure of the Supplier to fully perform any provision of the Supply Contract, shall accrue to the benefit of all the Parties in accordance with Schedule B.


13.4 The cost of repair or replacement of any part of TAT-14 in the event of damage or loss arising during construction, laying, burying, installing and the bringing into operation of TAT-14, which is attributable under the Supply Contract to the Parties, shall be regarded as part of the capital costs for the purpose of Subparagraph 13.1. Any of the Parties may at its own expense insure against such risks so far as its own share of costs is concerned. Should the Managing Group agree to jointly insure against such risks, the cost of such insurance will form part of the capital costs referred to in Subparagraph 13.1.


14       ALLOCATION AND BILLING OF SEGMENTS CAPITAL COSTS


14.1 The capital costs of Segment S of TAT-14, as defined in Paragraph 13, including any additional work or property incorporated subsequent to the RFPA Date




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September 2, 1998                                                        Page 17
         by agreement of the Parties, shall be borne by the Parties in the proportions set forth in Schedule B.


14.2 The CBP will receive invoices from the Supplier for the costs due and included in the Supply Contract. The Parties shall promptly render invoices to the CBP for the cost of items directly incurred by them in accordance with Subparagraph 13.1. The CBP shall promptly render bills to each of the Parties for such Party's pro rata share of costs due and included in the invoices it has received in accordance with Schedule B. Such bills shall contain a reasonable amount of detail to substantiate them. On the basis of such bills, each Party shall pay to the CBP the amount owed within forty-five (45) days from the date the bill was rendered by the CBP in the currency shown on the respective bill.


14.3 For the purpose of this Agreement, financial charges shall be computed, as appropriate, at a rate equal to the lowest publicly announced prime rate or minimum commercial lending rate, however described, for ninety-day loans on the 1st working day of each month of the period to be considered in the Country and in the currency in which the bill is rendered. With respect to the Parties rendering invoices under this Agreement, Annex 7 specifies those rates. If the Managing Group should authorize a Party in a Country other than those Parties listed in Annex 7 to render invoices, the Managing Group shall specify the applicable rates.


14.4 For the purposes of this Agreement, "paid" shall mean that the funds are available for immediate use by the recipient.


14.5 Bills not paid when due shall accrue extended payment charges from the day following the date on which payment was due in accordance with Subparagraph 14.2 until the day on which it is paid. For the purposes of this Agreement, extended payment charges shall be computed at a rate equal to 150 % of the appropriate financial charges as indicated in Subparagraph 14.3 on the day following the date payment of the bill was due. In the event that applicable law allows the imposition of extended payment interest charges only at a rate less than that established in accordance with this Subparagraph, extended payment charges shall be at the highest rate permitted by such applicable law. In this case, appropriate documents to demonstrate the applicability of such law shall be provided by the concerned Party.


14.6 Extended payment charges recovered by the CBP, in excess of the amounts paid or due, excluding interest paid by whichever Party or Parties have covered the deficit in the intervening period, shall accrue to the benefit of all the Parties in accordance with Schedule B.


14.7 Procedures for rendering credits for refunds of appropriate financial charges and bills for extended payment charges will be developed by the CBP in conjunction with the F&A Subcommittee.



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September 2, 1998                                                        Page 18

14.8 As soon as practicable after the RFPA Date, the amount of each Party's share of the costs of Segment S shall be computed by the CBP which will make appropriate adjustments and render any necessary bills or arrange for any necessary refunds by way of final settlement in order that each Party may bear its appropriate share of the costs as provided in Subparagraph 14.1.


14.9 A bill shall be deemed to have been accepted by the Party to whom it is rendered if that Party does not present a written objection to the CBP on or before fifteen (15) days prior to the date when payment is due. If such objection is made, the Parties concerned shall make every reasonable effort to settle promptly the dispute concerning the bill in question. If the objection is sustained and the billed Party has paid the disputed bill, the agreed upon overpayment shall be refunded promptly to the objecting Party by the billing Party together with any financial charges calculated thereon at a rate determined in accordance with Subparagraph 14.3 of this Agreement from the date of payment of the bill to the date on which the refund is transmitted to the objecting Party. If the objection is not sustained and the billed Party has not paid the disputed bill, said Party will pay such bill promptly together with any extended payment charges calculated thereon at a rate determined in accordance with Subparagraph 14.5 of this Agreement from the day following the date on which payment of the bill was due until paid. Nothing in this Subparagraph shall relieve a Party from paying those parts of a bill that are not in dispute. The provisions of this Subparagraph shall be without prejudice to the rights of any Party pursuant to Paragraph 21 of this Agreement.


15       TRANSIT FACILITIES TO EXTEND TAT-14 CAPACITY AND CONNECTION WITH INLAND
         SYSTEMS


15.1 The Terminal Parties shall use all reasonable efforts to furnish and maintain, or cause to be furnished and maintained, in working order for the other Parties and for the Purchasers in TAT-14, for the duration of this Agreement, the necessary facilities in their respective Countries as may be reasonably required for extending capacity in TAT-14 assigned to such Parties or Purchasers for the purpose of handling communications transiting the Country involved. No Party shall be required under this Agreement to furnish such transit facilities in its Country to other Parties or Purchasers of its own Country.


15.2 Such facilities referred to in Subparagraph 15.1 shall be suitable for extending capacity in TAT-14 and shall be furnished and maintained on terms and conditions which shall be no less favorable than those granted to other ITEs for transmission facilities of similar type and quantity transiting the Country. Such terms and conditions shall not override any applicable governmental laws and regulations in the Country in which the facilities are located.


15.3 Each Terminal Party shall provide, within the Country of its Cable Station, connection to TAT-14 at the SDH Interface Equipment levels, VC12, VC3 or VC4 levels, to Parties and Purchasers on terms and conditions to be agreed by the Terminal Party and the other Party or Purchaser under a separate agreement.




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




15.4 The Terminal Parties shall, at its own expense, on or before the RFPA Date do or cause to be done, all such acts and things as may be necessary within its operating territory to provide and maintain throughout the period of this Agreement suitable connection of capacity in, or connected with capacity in TAT-14 with appropriate inland communications facilities in its operating Country.


15.5 Upon request, each Terminal Party in its Country shall make all reasonable efforts to provide to other Parties or Purchasers, or Agents of the Parties or Purchasers from such Terminal Party's Country, access to TAT-14 in the vicinity of its Cable Station (not necessarily co-located) at the level of a Basic System Module or multiples thereof, given that the requesting Party or Purchaser has the appropriate capacity assigned to it. Such facilities shall be provided in a timely manner and for the duration of this Agreement under the terms and conditions to be negotiated and agreed between the Parties or Purchasers concerned under a separate agreement.


15.6 As U.S. Terminal Parties, AT&T and SPRINT shall provide to other U.S. Parties, upon request, suitable space and connection with TAT-14 for operating and technical control purposes relating to capacity assigned, or to be assigned, to them in TAT-14. AT&T and SPRINT shall provide such space in a building separate, but adjacent to its cable station and located on the land which forms a part of Segments T1 and T2. These U.S. Parties shall have the right to provide their own personnel and equipment in such space. Such U.S. Parties shall reimburse AT&T and SPRINT for the reasonable costs incurred by AT&T and SPRINT in providing such space and connection pursuant to this Paragraph 15, including but not limited to, the costs of any additional building that may be reasonably required


15.7 The Managing Group is responsible for determining and setting service level objectives for access and activation intervals jointly with the Terminal Parties.


16       OPERATION AND MAINTENANCE OF SEGMENTS T AND S


16.1 The Terminal Parties, on behalf of the Parties and Purchasers, are responsible for operation and maintenance as follows:

         (i)    Sprint shall be responsible for Segment T1;
         (ii)   AT&T shall be responsible for Segment T2;
         (iii)  BT shall be responsible for Segment T3;
         (iv)   FT shall be responsible for Segment T4;
         (v)    KPN shall be responsible for Segment T5;
         (vi)   DTAG shall be responsible for Segment T6;
         (vii)  Telia shall be responsible for Segment T7;


16.2 Each Terminal Party shall also be responsible for the operation and maintenance of that portion of Segment S beginning at its respective Cable Landing Point and



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September 2, 1998                                                        Page 20
         extending to its respective Segment T, on behalf of the Parties and the Purchasers.


16.3 All Terminal Parties as the Maintenance Authorities, acting on behalf of the Parties and Purchasers, shall be jointly responsible for the operation and maintenance of Segment S from the respective Cable Landing Points and extending seaward, and shall undertake such activities necessary for the continued operation of TAT-14.


16.4 Sixty (60) days before the RFPA Date the Maintenance Authorities shall submit for review by the Procurement Group and approval by the Managing Group appropriate practices and procedures for the continued operation and maintenance of Segment S. The Maintenance Authorities shall each provide information to the Procurement Group regarding the practices and procedures for the continued operation and maintenance of their respective Segments. The Maintenance Authorities shall also each develop and furnish such budgetary estimates of the cost of such operation and maintenance of TAT-14 as the Managing Group may reasonably request and provide this information to the F&A Subcommittee. Following the RFPA Date, the Maintenance Authorities shall each provide the Managing Group with such reports as it may reasonably require on the operation and maintenance of TAT-14 including any proposals for planned repair or improvement work, together with appropriately revised budgetary estimates relating to the operation and maintenance of TAT-14 and the inclusion of TAT-14 in any cable maintenance agreements. The Procurement Group may review and amend the practices and procedures for the operation and maintenance of Segment S, subject to the approval of the Managing Group. The Managing Group may revise the allocation of responsibility for the operation and maintenance of Segment S.


16.5 The Maintenance Authorities, individually or collectively as appropriate, shall each use all reasonable efforts to maintain, or cause to be maintained, economically the Segments for which each is responsible, in efficient working order. Each Maintenance Authority shall discharge its responsibility in a manner consistent with applicable international submarine cable maintenance practices and with an objective of achieving effective and timely repairs when necessary.


16.6 The Maintenance Authorities shall have the right to temporarily de-activate Segment S, or any part thereof, in order to perform their duties as Maintenance Authorities. Prior to such de-activation, reasonable notice shall be given to and coordination shall be made with the other Parties. To the extent possible, sixty (60) days prior to initiating action, the Maintenance Authority(ies) shall advise the other Parties in writing of the timing, scope, and costs of significant planned maintenance operations, of significant changes to existing operation and maintenance methods, and of contractual arrangements for cable ships that will or may have a significant impact on operation or maintenance costs. Should one or more Parties representing at least 5 % of the total voting interests specified in Schedule B wish to review such an operation or change prior to its occurrence, such Party or Parties shall notify the Maintenance Authorities involved and the Managing Group chairperson in writing within thirty (30) days of such advice. Upon such notification, the Managing Group shall initiate action to convene an ad hoc meeting for such review.



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16.7     Each  Maintenance  Authority  shall  have  prompt  access to all system maintenance information, necessary to the performance of its duties, appropriate to those parts of TAT-14 not covered by its authority.


16.8 No Party shall be liable to any other Party or Purchaser for any loss or damage sustained by reason of any delay in provision, failure in or breakdown of the facilities constituting TAT-14 or any interruption of service, whatsoever shall be the cause of such failure, breakdown or interruption, and however long it shall last.


16.9 In the event of a failure or breakdown of any of such facilities, if the responsible Maintenance Authority fails to restore those facilities to efficient working order and operation within a reasonable time after having been called upon to do so by any Party or Purchaser, the Managing Group may, to the extent that it is practical to do so, place or cause to be placed, such facilities in efficient working order and operation and charge the Parties their proportionate shares of the cost reasonably incurred in doing it.


16.10 Each Party, at its own expense, and upon reasonable advance notice to the relevant Maintenance Authorities, shall have the right to inspect from time to time the operation and maintenance of any part of TAT-14 and to obtain copies of the maintenance records. For this purpose, each Maintenance Authority shall retain significant records, including recorder charts, for a period of not less than five (5) years from the date of the record. If these records are destroyed at the end of this period, a summary of important items shall be retained for the life of TAT-14.


16.11 Each Maintenance Authority shall be authorized to pursue claims in its own name, on behalf of the Parties, in the event of any damage or loss to TAT-14 and may file appropriate lawsuits or other proceedings on behalf of the Parties. Subject to obtaining the prior concurrence of the Managing Group, a Maintenance Authority may settle or compromise any claims and execute releases and settlement agreements on behalf of the Parties as necessary to effect a settlement or compromise. Any money ordered by the tribunal or under a settlement approved by the Managing Group shall be shared among all Parties in accordance with Schedule B.


16.12 The Maintenance Authorities shall be entitled to enter into agreements in respect of the crossing of Segment S with undersea plant (including, but not limited to, pipelines) with the owners of such plant. The Maintenance Authorities may sign such agreements on behalf of all the Parties after agreement by the Managing Group and shall provide the Parties with copies of such agreements on request.







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


17       OPERATION AND MAINTENANCE COSTS OF SEGMENT S - ALLOCATION AND BILLING


17.1 The operation and maintenance costs for Segment S shall be shared by the Parties in the relevant proportions specified in Schedule B. The Managing Group shall be responsible for determining the method and procedure for the charging of O&M costs to Purchasers and the distribution of any credit to the Parties in accordance with Schedule B.


17.2 The operation and maintenance costs to which Subparagraph 17.1 refers are the costs reasonably incurred in operating and maintaining the facilities involved, including, but not limited to, the cost of attendance, testing, adjustments, repairs (including repairs at sea) and replacements, cable ships (including standby costs), re-burial and the replacement of plant, cable depots, maintenance and repair devices that are or may hereafter become available, customs duties, taxes (except income tax imposed upon the income of a Party) paid in respect of such facilities, billing activities, appropriate financial charges attributable to other Parties' shares of costs incurred by a Maintenance Authority at the rate at which the appropriate Maintenance Authority generally incurred such financial charges, supervision, overheads and costs and expenses reasonably incurred on account of claims made by or against other persons in respect of such facilities or any part thereof and damages or compensation payable by the Parties concerned on account of such claims and costs for the Managing Group and the NA costs, General Committee meeting costs, expenses and damages or compensation payable to the Parties on account of such claims shall be shared by them in the same proportions as they share the operation and maintenance costs of the relevant Segment S under Subparagraph 17.1.


17.3 The Managing Group may authorize the provision of special tools and test equipment for use on board cable ships which are required for the maintenance and repair of TAT-14. The related costs may include, but not be limited to, the costs, or an appropriate share thereof, for the provision, storage and maintenance of this equipment.


17.4 The Maintenance Authorities individually, the Terminal Parties or the CBP, as appropriate, shall bill the Parties in accordance with this Paragraph 17. Bills shall not be rendered more frequently than once a quarter and shall be paid by the end of the month following the month in which the bills were rendered. The billing procedures specified in Subparagraphs 14.3, 14.4, 14.5, and 14.9 shall be applicable to all bills rendered pursuant to this Paragraph 17.


18       USE OF SEGMENTS T1 TO T7; COSTS, ALLOCATION AND BILLING


18.1 The owners of Segments T1 to T7, respectively, as defined in Paragraph 5, hereby grant the Parties, commencing on the RFPA Date or the date a Party places any of its capacity into operation, whichever occurs first, and continuing for the term of this Agreement, the right to use such Segments for the purpose of using its Allocated Capacity and carrying on the related activities, in accordance with this Agreement as provided in this Paragraph 18 at no additional cost unless









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         otherwise  identified in this Paragraph 18 (hereinafter  referred to as
         "Cable Station Right of Use").


18.2 For the use of Segments T1 to T7, the respective Terminal Party shall identify the charge to cover capital costs and cost of maintenance, supervision and operation of that Segment.


18.3 The Procurement Group is responsible for submitting all the detailed costs of the Cable Stations to the Managing Group for review and approval.


18.4 The capital costs associated with Segments T1 to T7 will be borne by the Parties in accordance with Schedule B.


18.5 The operation and maintenance costs associated with Segments T1 to T7 will be borne by the Parties in accordance with Schedule B. The Managing Group shall be responsible for determining the method and procedure for the charging of O&M costs to Purchasers and the distribution of any credit to the Parties in accordance with Schedule B.


18.6 In determining the charge of the Cable Station Right of Use, the Terminal Parties have taken into account the estimated cost of the provision and construction of each of the Cable Stations, or causing them to be provided and constructed, and installing or causing to be installed Cable Station equipment, in accordance with the accounting practices of each Terminal Party. This includes all such expenditure reasonably incurred and includes but is not limited to, the purchase costs of land, building costs, access road, cable rights of way, amounts incurred for development, engineering, design, materials, manufacturing, procurement and inspection, installation, removing (with appropriate reduction for salvage), testing associated with installation, customs duties, taxes (except income tax imposed upon the net income of a Party), appropriate financial charges, supervision, overheads and insurance or a reasonable allowance in lieu thereof, or losses against which insurance was not provided, or for which an allowance in lieu thereof was not provided. Such charges shall be borne by the Parties in the proportions specified in Schedule B.


18.7 In determining the operation and maintenance cost of the Cable Station Right of Use, the Terminal Parties shall take into account an estimate of costs reasonably incurred in operating and maintaining the facilities  involved,  including,  but  not  limited  to,  the  cost of attendance, testing, adjustments, repairs and replacements, customs duties, taxes (except income tax as imposed upon the net income of a Party) paid in respect of such facilities, billing activities, administrative costs, appropriate financial charges, and costs and expenses reasonably incurred on account of claims made by or against other persons in respect of such facilities or any part thereof, and damages or compensation payable by the Terminal Party on account of such claims, costs, expenses, damages, or compensation payable to or by the Terminal Party on account of claims made against other persons.




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


18.8 Where the use of a Cable Station or of certain equipment situated therein, such as power supply or testing and maintenance equipment, is shared by TAT-14 and other communications systems terminating at that Cable Station, the Cable Station Right of Use capital and operating and maintenance charges shall reflect the pro-rata share of the common costs attributable to TAT-14.


18.9 If any of the Cable Stations are not available for the landing and termination of TAT-14 for any reason, the relevant Terminal Party, in agreement with the other Parties, shall take all necessary measures to ensure that another suitable Cable Station will be available for TAT-14 on fair and equitable terms for the duration of this Agreement.


18.10 Nothing contained in this Agreement shall be deemed to vest in any Party, other than the owner of the relevant Segment, any salvage rights in Segments T1 to T7 or in the respective Cable Station or in any Cable Station substituted for any of them.


18.11 Payments due under this Paragraph 18 shall be made in accordance with the following principles:

         (i) On the RFPA Date, or as soon after as practicable but no later than one (1) year after RFPA, the Terminal Parties will submit invoices to the CBP for their capital cost of the Cable Stations Right of Use. In the event a Terminal Party incurs additional capital costs related to TAT-14 after the RFPA Date, these invoices shall also be submitted to the CBP as soon as practicable;
         (ii) by the 1st of April of each year, the Terminal Parties will submit invoices to the CBP for their O&M charges incurred for the Cable Stations Right of Use for the previous calendar year;
         (iii) the Parties shall be billed individually by the CBP for the Cable Station Right of Use operation and maintenance costs shared in the proportions specified in Schedule 13;
         (iv) the billed Party shall pay such bills to the CBP, by the end of the month following the month in which the bills were rendered. A bill shall be payable in the currency in which it is rendered;

         (v)    the Terminal Parties will be reimbursed by the CBP;

         (vi) the billing procedures specified in Subparagraphs 14.3, 14.4, 14.5, and 14.9 of this Agreement shall be applicable to all bills rendered pursuant to this Paragraph 18.


18.12 Each Terminal Party agrees to grant a Cable Station Right of Use to TAT-14 Purchasers pursuant to the terms and conditions of the Purchase Contract.


19       KEEPING AND INSPECTION OF BOOKS


19.1 For the items specified in the Supply Contract, the Procurement Group shall ensure that the Supply Contract requires the Supplier to keep and maintain such books, records, vouchers and accounts of all the incurred costs with respect to

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September 2, 1998                                                        Page 25
         the engineering, provision and installation of facilities in Segment S of TAT-14 for a period of five (5) years from the RFPA Date.


19.2 The Procurement Group shall ensure that the Supply Contract requires the Supplier to obtain from its contractors and subcontractors such supporting records as are specified in Subparagraph 19.1 of this Agreement and to maintain such records for a period of five (5) years from the RFPA Date.


19.3 The Procurement Group shall ensure that the Supply Contract shall afford the representatives designated by the Managing Group the right to review the books, records, vouchers and accounts required to be kept, maintained and obtained pursuant to Subparagraphs 19.1 and 19.2 of this Agreement.


19.4 Each Terminal Party and any other Party having properly incurred costs for implementation of TAT-14 as authorized by the Managing Group shall each keep and maintain such books, records, vouchers and accounts of all Segment S costs as defined in Paragraph 14 of this Agreement and Segments T1 to T7 costs, which they incur and are not included in the Supply Contract for a period of five (5) years from the RFPA Date or the date the work is completed, whichever is later.


19.5 The CBP shall keep and maintain such books, records, vouchers and accounts with respect to its billing of costs incurred by the Terminal Parties and any other Party having incurred costs for implementation of TAT-14 as authorized by the Managing Group and costs billable under the Supply Contract for a period of five (5) years from the RFPA Date or the date on which the work is completed, whichever is later.


19.6 With respect to operation and maintenance costs of Segment S and Segments T1 to TT such books, records, vouchers and accounts of costs as are relevant shall be kept and maintained by the Maintenance Authorities for a period of five (5) years from the date on which the corresponding bills were rendered to the Parties.


19.7 Any Party keeping and maintaining books, records, vouchers and accounts of costs pursuant to Subparagraphs 19.4, 19.5 and 19.6 of this Agreement shall afford the Parties the right to review at their own expense said books, records, vouchers and accounts of costs in accordance with the audit procedures established by the F&A Subcommittee.


20       CURRENCY AND PLACE OF PAYMENT


         Amounts due under this Agreement shall be payable in US dollars. The Managing Group may vary these procedures at its discretion. Bills shall be payable to the designated office or account of the payee.


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

21       DEFAULT OF PAYMENT


21.1 If any Party fails to make any payment required by this Agreement on the date when it is due and such default continues for a period of at least two (2) months after the date when payment is due, the CBP or billing Party shall notify the billed Party in writing of its intent to notify the Managing Group of the status of the matter and to request the reclamation of capacity, as provided for in this Paragraph 21, if full payment is not received within four (4) months of such notification to the billed Party. If full payment is not received within such specific period, the billing Party or CBP may notify the Managing Group of the status of the matter and request that the
         Managing Group reclaim the capacity in TAT-14 assigned to the defaulting Party.


21.2 The Managing Group shall have the option of reclaiming the capacity assigned to a Party that is in default with any payment required by this Agreement or is in default with any other material obligation under this Agreement, if such default has existed for a period of six
         (6) months. The Managing Group shall consider any extenuating circumstances not within the specific control of the defaulting Party and the interests of any Party or Parties that have jointly assigned capacity with the defaulting Party in determining whether or not to reclaim the capacity assigned to such defaulting Party. Prior to reclaiming the capacity the Managing Group will notify the Party in writing that it is in default and of the intent to reclaim the capacity after one (1) month. The Managing Group shall determine arrangements for disposition of any reclaimed capacity. The remaining Parties shall not be obliged to make any payment to a defaulting Party for the reclaimed capacity. Except for the rights and obligations as specified in Paragraphs 25 and 29 the rights and obligations under this Agreement of a defaulting Party shall terminate at the time the Managing Group reclaims all of the capacity previously assigned to a defaulting Party. This Agreement shall be appropriately amended to reflect the default of a Party and the reallocation of interests pursuant to arrangements determined by the Managing Group.


22       LIABILITY


22.1 No Party excludes or restricts its liability for death or personal injury resulting from its own negligence. Subject to the preceding sentence, no Party shall be liable to any other Party in contract, tort or otherwise including any liability for negligence for any indirect or consequential loss or damage including, without limitation, corruption or loss of data, loss of profit, loss of anticipated savings all in connection with this Agreement, caused by its own acts or those of any of its auxiliaries, such as employees, servants or agents. Furthermore, no Party shall be liable to any other Party in contract, tort or otherwise for any direct damage unless and to the extent it is based on intent or gross negligence. In no event shall any employee, servant or agent of a Party be liable to another Party for any negligence or intent in connection with this Agreement.


22.2 No Party shall be liable to any other Party for any matter resulting from planned interruptions of TAT-14 including but not limited to final acceptance tests.



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


23       FORCE MAJEURE


         If any Party cannot fulfill its obligations in this Agreement due to an event beyond its reasonable control, including, but not limited to flood, exceptionally severe weather, hurricane, explosion, civil disorder, war or military operations, national or local emergency, action or inaction of government or other competent authority, it shall not be liable to the other Parties for such delay in performing or failure to perform and shall give notice to the other Parties as soon as reasonably practicable after the event has occurred.

24       SETTLEMENT OF CLAIMS BY THE PARTIES


24.1 Each Party shall indemnify and hold harmless the other Parties and each of their employees, servants and agents to the extent hereinafter agreed, from and against all claims, demands, actions, suits, proceedings, writs, judgment, orders and decrees brought, made or rendered against them or any of them by third parties and all damages, losses and expenses suffered or incurred by them or any of them howsoever arising out of or related to any respect of providing, constructing and maintaining TAT-14.


24.2 If any Party is obliged by a final judgment of a competent tribunal or under a settlement approved by the Managing Group, to discharge any claim, including all reasonable costs and expenses associated therewith, resulting from the implementation of this Agreement, the Party which has discharged the claim shall be entitled to receive from the other Parties reimbursement in the proportions as set out in Schedule B.


24.3 If any claim is brought against one or more Parties it shall, as a condition of reimbursement under Subparagraph 24.2, give written notice thereof to the Managing Group as soon as practicable and shall not admit liability nor settle, adjust or compromise the claim without the approval of the Managing Group.


24.4 Before any Party brings a claim against any third party in respect of loss or damage to any part of TAT-14, it shall first consult with the Managing Group and shall not settle, adjust or compromise such a claim without its consent. Any money received by the claimant Party as a result of an award by a competent tribunal or under a settlement approved by the Managing Group shall be shared among the Parties in the proportions of their respective ownership shares in accordance with Schedule B.


24.5 In the case where a claim is brought against one of the Terminal Parties, in its capacity as a Maintenance Authority for TAT-14 in respect of a sacrificed anchor and/or loss of, or damage to fishing gear, then such Terminal Party may settle such a claim for an amount not greater than $ 25,000 on each occasion or such an amount as agreed by the Managing Group from time to time, and obtain reimbursement under Subparagraph 24.2.



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

25       DURATION OF AGREEMENT AND REALIZATION OF ASSETS


25.1 This Agreement shall become effective on the Effective Date and shall continue in operation for at least a period of twenty-five (25) years (hereinafter called "Initial Period") after the RFCS Date and shall be terminable thereafter by agreement of the Parties. However, any Party may terminate its participation in this Agreement at the end of the Initial Period or at any time thereafter by giving at least one year's prior notice, in writing, to the other remaining Parties. Upon the effective date of termination of participation of a Party, the Schedules of this Agreement shall be appropriately modified. The remaining Parties shall assume the capital, operation, and maintenance interests of the Party terminating its participation in proportion to their interests assigned immediately preceding such effective date of termination, except for the continuing rights and obligations of the terminating Party as specified in Subparagraphs 25.4, 25.5 and of this Agreement. No credit for capital costs will be made to a Party that terminates its participation in accordance with this Subparagraph 25.1. Termination of this Agreement or termination of the participation of any Party herein shall not terminate Subparagraphs 25.4, 25.5 of this Agreement or prejudice the operation or effect thereof or affect or diminish any other right or obligation of any Party hereto accrued or incurred prior to such termination.

25.2 This Agreement may be terminated at any time during the Initial Period by unanimous written agreement of the Parties. If unanimous agreement cannot be reached between all the Parties for the retirement of TAT-14 during its intended lifetime, this matter will be referred to the General Committee for resolution in accordance with Subparagraph 6.6 but in this case requiring a 85 % majority of the total voting interests as specified in Schedule B.

25.3 If a Terminal Party terminates its participation in this Agreement after the Initial Period, pursuant to Subparagraph 25.1 of this Agreement, the Managing Group and said Terminal Party will negotiate a reasonable agreement in order to ensure the continuous operation of that Cable Station after the Initial Period.

25.4 The interests of a Party in Segment S which come to an end by reason of the termination of its participation in this Agreement, or of the termination of this Agreement, shall be deemed to continue for as long as is necessary for effectuating the purposes of Subparagraph 25.5.

25.5 Notwithstanding Subparagraph 25.1 upon termination of this Agreement pursuant to this Paragraph 25 the Parties shall not be relieved from any liabilities, costs, damages or obligations which may arise pursuant to Paragraph 17 and/or in connection with costs or claims made by persons with respect to TAT-14 or any part thereof, or which may arise in relation to TAT-14 due to any law, order or regulation made by any government or international legal authority pursuant to any international convention, treaty or agreement. Any such liabilities, costs, damages or obligations shall be divided among the Parties in the proportions of their respective ownership shares in accordance with Schedule B.




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


26       RELATIONSHIP OF THE PARTIES


         The relationship between or among the Parties hereto shall not be that of partners or joint ventures and nothing herein contained shall be deemed to constitute a partnership between them. In relation to third parties, the Parties will not act as partners, or as any kind of joint legal entity. Any co-operation among the Parties in Committees, Groups or Subcommittees is only to facilitate the performance of this Agreement.


27       OBTAINING OF LICENSES


27.1 The Parties shall at all times hold the governmental and regulatory approvals necessary to operate as an ITE. The Parties shall make all reasonable efforts to obtain the appropriate consents, governmental authorizations, licenses and permits necessary to carry out their duties under this Agreement.


27.2 The Terminal Parties will use all reasonable efforts, in their respective Country, to obtain and to have continued in effect all governmental approvals, consents, authorizations, licenses, and permits for the construction and operation of TAT-14 in the respective Countries.


27.3 In the event that any Terminal Party fails, or is likely to fail, to obtain such approvals, consents, authorizations, licenses or permits, that Terminal Party shall give immediate notice to the Managing Group for it to take appropriate action pursuant to this Agreement.

28       PRIVILEGES FOR DOCUMENTS OR COMMUNICATIONS


         Each Party hereto specifically reserves, and is granted by each of the other Parties, in any action, arbitration or other proceeding between or among the Parties or any of them in a Country other than that Party's own Country, the right of privilege, in accordance with the laws of that Party's own Country, with respect to any documents or communications which are material and pertinent to the subject matter of the action, arbitration or proceeding as respects which privilege could be claimed or asserted by that Party in accordance with those laws, and such privilege, whatever may be its nature and whenever it be claimed or asserted, shall be allowed to that Party as it would be allowed if the action, arbitration or other proceeding had been brought in a court of, or before an arbitrator in, the Party's own Country.


29       CONFIDENTIALITY


29.1 All data and information that is acquired or received by any Party in anticipation of or under this Agreement shall be confidential and shall not be divulged in any


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


         way to any third party, without the prior written approval of the other Parties, nor shall it be used for any purpose beyond the scope of this Agreement. Any Party may, without such approval, disclose such data and information to:

         (i)    the employees of that Party; or
         (ii) the extent required by any applicable laws, or the requirement of any recognized stock exchange in compliance with its rules and regulations or in the case if a party wholly owned by a sovereign government, by the rules of governance of the Party, or
         (iii) any government agency or regulatory authority lawfully requesting such information or to which such information needs to be submitted in order to obtain any necessary consent or approval', or
         (iv) any Court of competent jurisdiction acting in pursuance of its powers; or
         (v) professional advisors, auditors and bankers or any bona fide intending assignee upon obtaining a similar undertaking of confidentiality; or
         (vi) the extent that such data and/or information is generally available to the public.


         Any Party may disclose such data and information to such persons as may be necessary in connection with the conduct of operations of TAT-14 upon obtaining a similar undertaking of confidentiality from such persons.


29.2 Each Party shall remain bound by the provisions of this Paragraph 29 during the period of this Agreement and for the period of five years following termination of this Agreement.


30       ASSIGNMENT OF RIGHTS AND OBLIGATIONS


30.1 No Party may assign, sell, transfer or dispose of part or parts of its rights or obligations under this Agreement except as otherwise provided for in Paragraph 9.


30.2 A Party may assign the whole of its rights under this Agreement to a successor by law, Subsidiary or Affiliate of such Party, or a corporation or an entity jointly controlling or under the same common control as such Party, provided that the assigning Party shall remain jointly and severally liable with the assignee for the performance of this Agreement for the duration of the Agreement. The Managing Group may decide that the assigning Party will not remain jointly and severally liable with the assignee for the performance of this Agreement for the duration of the Agreement provided that the assigning Party will give notice to the other Parties in a timely manner, and provided that the assignee agrees in writing to be bound by the provisions of this Agreement.


30.3 Except in accordance with Subparagraph 30.2, no Party may assign the whole of its rights under this Agreement without the written consent of all the other Parties, such consent shall not be unreasonably withheld.


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September 2, 1998                                                        Page 3l

30.4 If a governmental or other regulatory approval is required lawfully to effect the proposed assignment, the assigning Party shall be responsible, at its own expense, for preparing and pursuing the application for such approval. Such approval shall be obtained in advance of the assignment unless the relevant governmental or regulatory authority has formally indicated in writing that the transfer may proceed in advance of the receipt of the formal approval.


30.5 In each such case of assignment written notice shall be given to the other Parties in a timely manner by the Party making said assignment.


31       WAIVER


         Silence, lateness to invoke or the waiver by any Party of a breach of, or a default under, any of the provisions of this Agreement, or the failure of any Party, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall not thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provision, right, or privilege hereunder.


32       COMMUNICATIONS


         Any notice under this Agreement shall be delivered by hand, first class mail with postage prepaid, facsimile or e-mail and shall be deemed to have been given:

         (i) when delivered if delivered by hand, facsimile or e-mail (with receipt acknowledged); or;
         (ii) at the expiration of ten (10) days (or thirty (30) days, if a notice of termination of this Agreement) from the date of dispatch if delivered by mail.


33       PARAGRAPH HEADINGS, REFERENCES


         Headings are inserted for convenience only and shall not affect the interpretation of this Agreement, References to recitals, clauses, and attachments are to recitals and clauses of and Schedules to this Agreement. Unless the context otherwise requires, words importing the singular number shall include the plural and vice versa. Unless the context otherwise requires, references to a person include an individual, firm, body, corporation, unincorporated association, and government or governmental, semi-governmental or local authority or agency. Reference to the male shall include the female.







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September 2, 1998                                                        Page 32

34       SEVERABILITY


         If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the Parties shall be construed and enforced accordingly.


35       EXECUTION OF AGREEMENT AND AMENDMENTS


35.1 Except for revisions to the relevant Schedules, in accordance with Paragraphs 9, 11 and 21 of this Agreement, the provisions of this Agreement may be amended or supplemented only by unanimous consent of all the Parties to this Agreement through an Amendatory Agreement. Such an Amendatory Agreement shall be signed by a duly authorized representative of each and every Party or by certain Parties on behalf of all the Parties, as decided by the General Committee.


35.2 This Agreement and any Amendatory Agreement thereof shall be executed in three counterparts in English. The NA, one Eastern Terminal Party and one Western Terminal Party shall receive originals. The NA shall be the official custodian of the Agreement and shall accord access to such Agreement and any Amendatory Agreement. The Parties to this Agreement shall be provided a certified photocopy of any counterpart and any revised Schedules.


35.3 For revision to the relevant Schedules, in accordance with Paragraphs 9, 11 and 21 of this Agreement, the agreement in writing of the Parties having their ownership percentages increased or their capacity assignment changed will be required to formalize the revised Schedules, which will be considered as part of this Agreement, in substitution for the preceding version of those Schedules.

36       INTERPRETATION OF THE AGREEMENT AND SETTLEMENT OF DISPUTES


36.1 The construction, interpretation and performance of this Agreement shall be governed by the laws of Switzerland, except for its conflicts of law principles.


36.2 Any dispute relating to this Agreement or its subject matter, including disputes as to validity, performance, breach, or termination, which cannot be settled by mutual agreement between the Parties, shall be submitted to binding arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce as in force on the date of the commencement of the arbitration and as modified by this arbitration clause. The appointing and administering body shall be the International Chamber of Commerce. There shall be only one arbitrator. The arbitration shall take place in Geneva, Switzerland, and the proceedings shall be conducted in the English language. The award shall be final and binding and the Parties hereby waive all means of recourse to the courts of

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September 2, 1998                                                        Page 33

         Switzerland or any other Country. Jucgment on the award may be entered in any court of competent Jurisdiction.


37       SUCCESSORS BOUND

         This Agreement shall be binding on the Parties, their successors and permitted assigns.


38       ENTIRE AGREEMENT


38.1 This Agreement represents the entire understanding and agreement between the Parties in relation to the matters dealt with herein, and supersedes all previous representations, understandings and agreements, whether oral or written, relating thereto.


38.2 It includes the following documents which are attached hereto and incorporated herein by reference



                                    SCHEDULES



SCHEDULE A     PARTIES TO THE AGREEMENT

SCHEDULE B     VOTING INTERESTS, OWNERSHIP  INTERESTS IN SEGMENTS AND ALLOCATION
               OF CAPITAL, OPERATING AND MAINTENANCE COSTS IN SEGMENTS S AND T.

SCHEDULE C     SUMMARY OF ALLOCATED CAPACITY

SCHEDULE C-1   SUMMARY OF ALLOCATED  CAPACITY  AS  ASSIGNED  AT THE TIME OF C&MA
               SIGNING




                                     ANNEXES



ANNEX 1     TERMS OF REFERENCE FOR MANAGING GROUP

ANNEX 2     TERMS OF REFERENCE FOR THE PROCUREMENT GROUP

ANNEX 3     TERMS OF REFERENCE FOR THE AR&R SUBCOMMITTEE

ANNEX 4     TERMS OF REFERENCE FOR THE F&A SUBCOMMITTEE



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September 2, 1998                                                        Paqe 34

ANNEX 5     TERMS OF REFERENCE FOR THE CENTRAL BILLING PARTY

ANNEX 6     TERMS OF REFERENCE FOR THE NETWORK ADMINISTRATOR

ANNEX 7     SOURCE OF FINANCIAL CHARGE RATES

ANNEX 8     INITIAL OWNERSHIP PRICING MATRIX

ANNEX 9     CAPACITY STRUCTURE

ANNEX 10    ORGANIZATION STRUCTURE

ANNEX 11    CONFIGURATION DIAGRAM


39       TESTIMONIUM


IN WITNESS WHEREOF the Parties have severally subscribed these presents or caused them to be subscribed in their names and on their behalf by their respective officers thereunto duly authorized.



     For and on behalf of
     ABS Telecom plc



     ---------------------------


     For and on behalf of
     AT&T Corp.



     ---------------------------




     For and on behalf of
     BARAK I.T.C



     ---------------------------


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September 2, 1998                                                        Page 35

     For and on behalf of
     BC TEL



     ---------------------------



     For and on behalf of
     Belgacom S.A.



     ---------------------------



     For and on behalf of
     BellSouth International, Inc.



     ---------------------------



     For and on behalf of
     British Telecommunications pIc



     ---------------------------



     For and on behalf of
     Cable & Wireless Global Network Organisation Limited



     ---------------------------



--------------------------------------------------------------------------------
September  2, 1998                                                       Paqe 36

     For and on behalf of
     Cable & Wireless, Inc.



     ---------------------------



     For and on behalf of
     Carrier 1 AG



     ---------------------------



     For and on behalf of
     COMPANHIA PORTUGUESA RADIO MARCONI, SA.



     ---------------------------



     For and on behalf of
     Com Tech International Corporation



     ---------------------------



     For and on behalf of
     CYPRUS TELECOMMUNICATIONS AUTHORITY



     ---------------------------




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September 2, 1998                                                        Page 37

     For and on behalf of
     Deutsche Telekom AG



     ---------------------------



     For and on behalf of
     Energis Communications Limited



     ---------------------------



     For and on behalf of
     Emirates Telecommunications Corporation - ETISALAT



     ---------------------------



     For and on behalf of
     France Telecom



     ---------------------------



     For and on behalf of
     GTE Intelligent Network Services Incorporated



     ---------------------------




--------------------------------------------------------------------------------
September 2, 1998                                                         Page38

     For and on behalf of
     Hellenic Telecommunications Organisation S.A.



     ---------------------------



     For and on behalf of IXC Communications, Inc.
     For and on behalf of



     ---------------------------



     IXNET Limited



     ---------------------------



     For and on behalf of
     Japan Telecom Co., Ltd.



     ---------------------------



     For and on behalf of
     Kokusai Denshin Denwa Americas Inc.



     ---------------------------



--------------------------------------------------------------------------------
September 2, 1998                                                        Page 39

     For and on behalf of
     KPN Telecom B.V



     ---------------------------



     For and on behalf of
     MCI International Inc.



     ---------------------------



     For and on behalf of
     NTT Worldwide Network Corporation



     ---------------------------



     For and on behalf of
     OY FINNET International AB



     ---------------------------



     For and on behalf of
     Pacific Gateway Exchange



     ---------------------------




--------------------------------------------------------------------------------
September 2, 1998                                                        Page 40

     For and on behalf of
     Pacific Gateway Exchange Inc.



     ---------------------------
















--------------------------------------------------------------------------------
September 2, 1998                                                       Page 40a

     For and on behalf of
     Rostelecom



     ---------------------------



     For and on behalf of
     RSL Communications Limited



     ---------------------------



     For and on behalf of
     Singapore Telecommunications Limited



     ---------------------------



     For and on behalf of
     Slovenske Telecomunicatie s.e.



     ---------------------------


     For and on behalf of
     Sonera Ltd.



     ---------------------------




--------------------------------------------------------------------------------
September 2, 1998                                                        Page 41

     For and on behalf of
     Sprint Communications Company L.P.



     ---------------------------



     For and on behalf of
     STAR Telecommunications Inc.



     ---------------------------



     For and on behalf of
     StarHub



     ---------------------------



     For and on behalf of
     STARTEC GLOBAL COMMUNICATIONS CORPORATION



     ---------------------------



     For and on behalf of
     Swisscom Ltd



     ---------------------------



--------------------------------------------------------------------------------
September 2, 1998                                                        Page 42

     For and on behalf of
     Swisscom North America Inc.



     ---------------------------



     For and on behalf of
     Tele 2 AB



     ---------------------------



     For and on behalf of
     TeleBermuda International Limited



     ---------------------------



     For and on behalf of
     Tele Danmark A/S



     ---------------------------



     For and on behalf of
     Telef6nica de Espana, S.A.



     ---------------------------




--------------------------------------------------------------------------------
September 2, 1998                                                        Page 43

     For and on behalf of
     Teleglobe USA



     ---------------------------



     For and on behalf of
     Telenor Global Services AS



     ---------------------------



     For and on behalf of
     Telesur



     ---------------------------


     For and on behalf of
     TELIA AB (publ)



     ---------------------------



     For and on behalf of
     Telia North America Inc.



     ---------------------------





--------------------------------------------------------------------------------
September 2, 1998                                                        Page 44

     For and on behalf of
     Transoceanic Communications Incorporated



     ---------------------------



     For and on behalf of
     Turk Telekomunikasyon A.S.



     ---------------------------



     For and on behalf of
     Ultrallne (Bermuda) Limited



     ---------------------------


     For and on behalf of
     VIATEL



     ---------------------------



     For and on behalf of
     Videsh Sanchar Nigam Limited



     ---------------------------


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September 2, 1998                                                        Page 45